Exhibit 99.1

Frontier Communications

401 Merritt 7

Norwalk, CT 06851

203.614.5600

www.frontier.com

Frontier Communications to Release Second-Quarter 2015 Results and Host Call

NORWALK, Conn., July 6, 2015 — Frontier Communications Corporation (NASDAQ: FTR) plans to release second-quarter 2015 results on Monday, August 3, 2015 before the market opens, and to host a conference call that morning at 8:30 A.M. Eastern Time. The conference call will be webcast and may be accessed in the Webcasts & Presentations section of Frontier’s Investor Relations website at www.frontier.com/ir.

A telephonic replay of the conference call will be available beginning at 11:30 A.M. Eastern Time, Monday, August 3, 2015, through Saturday, August 8, 2015 at 11:30 A.M. Eastern Time at 888-203-1112 for callers dialing from the U.S. or Canada, or at 719-457-0820 for those dialing from outside the U.S. or Canada. Use the passcode 5281007 to access the replay. A webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Luke Szymczak	Brigid Smith
Vice President, Investor Relations	AVP, Corp. Comm.
(203) 614-5044	(203) 614-5042
luke.szymczak@ftr.com	brigid.smith@ftr.com

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